Exhibit 99.2

First Quarter 2003 Financial Results April 16, 2003

Highlights: 1Q03 Rebound of Investment Bank with positive operating leverage Strong trading Improving credit Market share gains in Equities and M&A Continued exceptional strength in mortgage Record applications, wide spreads, low rates Loss at JPMP Cautious outlook

Earnings Per Share 1Q03 Operating $0.36 $0.57 Reported (0.20) 0.48 $0.69 4Q02 1Q02 O/(U) Operating 92% 21% Reported NM 44% 4Q02 1Q02

1Q Operating Results ($ in millions) Earnings Revenue 12% 12% Expenses 1% 9% Credit Costs (11%) 12% Drivers 4Q02 1Q02 O/(U) Earnings 1Q02 4Q02 1Q03 Operating Earnings 1150 730 1400 Earnings EPS $0.57 $0.36 $0.69 ROE 11% 7% 13%

1Q Operating Revenue 1Q03 4Q02 1Q02 Investment Bank $4,012 $701 $405 Investment Mgmt & Private Bkg 652 (11) (121) Chase Financial Services 3,737 359 646 Treasury & Securities Svcs 966 4 (2) JPMP (290) (195) 31 Other (214) 80 (15) Total Firm $8,863 $938 $944 O/(U) ($ in millions)

1Q Operating Expense Variance ($ in millions) Compensation $3,098 20% 14% Non-compensation 2,272 (4%) --- Severance & related costs 171* (66%) 61% Total Expenses $5,541 1% 9% 1Q03 4Q02 1Q02 O/(U) Compensation mostly revenue driven increase in incentives; also impacted by accounting for stock-based compensation and pension costs Non-Compensation down at the IB and up at CFS; occupancy cost increases vs.first half of 2002 High level of severance and related charges * Severance and Related costs includes $76mm of Compensation expense and $95mm of Noncompensation Expense.

Investment Grade Non-Investment Grade 12/31/2001 326 98 12/31/2002 331 82 3/31/2003 333 73 Investment Grade All Other Telecom Cable Merchant Energy Emerging Markets 12/31/2001 9.8 2.142 0.141 0.093 0 12/31/2002 8.4 2.3 2.2 2.2 1.2 3/31/2003 7.5 2.3 2.2 1.4 0.9 Risk Migration Trends - Commercial Exposure ($ in billions) Total Criticized Exposure* Credit Exposure *Criticized: JPMorgan Chase's internal risk assessment which generally represents a risk profile similar to that of a rating CCC+/Caa1 or lower, as defined by independent rating agencies, such as Standard & Poor's or Moody's. Excludes exposure related to continuing Enron related settlement & litigation claims Non-Invest Grade Telecom Merchant Energy Cable Emerging Mkts All Other $12.1 $16.3 $14.3 $424 $413 $406

Nonperforming Assets $4.4 $(0.4) $0.1 Commercial & Residual $0.3 $(0.2) $(0.1) Consumer 0.9 --- 0.2 Total Credit Costs $1.2 $(0.2) $0.1 Nonperforming Assets and Credit Costs ($ in billions) Stabilization of commercial credit costs Consumer credit costs driven by higher loan volumes 1Q03 4Q02 1Q02 O/(U)

Tier 1 Ratio 3/31/2002 0.086 12/31/2002 0.082 3/31/2003 0.084 Assets $713 $759 $755 RWA $449 $456 $460 Capital ($ in billions) *estimated Tier 1 Capital Ratio Dividend payout of 50% Tight control of balance sheet Potential VIE consolidation in 3Q Changes in internal capital allocation

Investment Bank ($ in millions, operating basis) Revenue rebounds with operating leverage Positive commercial credit trend 1Q03 4Q02 1Q02 O/(U) Revenue $4,012 21% 11% Expense 2,256 (1%) 8% Credit Costs 246 (50%) (13%) Earnings 932 158% 22% ROE 20% 8% 16% Overhead 56% 69% 58% Fixed Income Capital Mkts 0.494 Equity Capital Mkts 0.109 IB Fees 0.155 Credit Portfolio 0.091 Treasury 0.152 Fixed Income Capital Mkts Treasury Credit Portfolio Equity Cap Mkts Revenue of $4,012 (?21% vs. 4Q) IB Fees 27% growth 126% growth 4% decline 13% growth 5% growth

Rank U.S. Equity and Equity Related 1 15% Global Syndicated Loans 1 16% U.S. Investment Grade Bonds 2 15% Global Announced M&A 3 19% Investment Bank League Table Summary %Share Source: Thomson Financial First Quarter 2003

Chase Financial Services ($ in millions, operating basis) Very strong quarter driven by Home Finance 1Q03 4Q02 1Q02 O/(U) Revenue $3,737 11% 21% Expense 1,748 2% 13% Credit Costs 878 --- 21% Earnings 704 42% 39% ROE 28% 19% 20% Overhead 47% 51% 50% Revenue of $3,737 (?21% vs. 1Q) CFS 0.306 CCS 0.395 CAF 0.054 CRB 0.169 CMM 0.099 Home Finance Cardmember Services Auto Middle Mkt Regional Banking 116% growth 9% growth 17% growth 13% decline 2% decline

JPMP Private Equity Losses 1Q03 4Q02 1Q02 Direct: Realized Cash Gains (Net) $ 46 $144 $126 Writedowns/Write-offs (176) (225) (185) MTM (6) 108 (177) Total Direct (136) 27 (236) Funds (Net) (94) (80) (19) Total Private Equity Losses ($230) ($53) ($255) ($ in millions) Limited/delayed exit opportunities Continuing writedowns/write-offs

1Q Operating Earnings by Business 1Q02 4Q02 1Q03 Investment Bank 764 361 932 ROE 16% 8% 20% ($ in millions) 1Q02 4Q02 1Q03 Investment Bank 508 496 704 ROE 20% 19% 28% 1Q02 4Q02 1Q03 TSS 143 136 147 ROE 20% 18% 19% 1Q02 4Q02 1Q03 TSS 129 43 65 ROE 8% 3% 4% ROTE* 27% 9% 14% * Return on Tangible Equity

Summary Low client activity in investment banking Improving commercial credit, but remains at cyclical highs Delayed gain realization at JPMP Consumer lending profits at peak - - will eventually decline Rebound of the Investment Bank, continued exceptional strength in mortgage, loss at JPMP 1Q03 Results Cautious Outlook Operating leverage from cyclical rebound in revenues & improving credit High potential upside

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward looking statements. Such risks and uncertainties are described in our 2002 Annual Report on Form 10-K, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov), to which reference is hereby made.